Birner Dental Management Services, Inc. Announces Earnings For 1Q 2013

DENVER, May 9, 2013 /PRNewswire/ -- Birner Dental Management Services, Inc. (NASDAQ Capital Market: BDMS), operators of PERFECT TEETH® dental practices, announced results for the quarter ended March 31, 2013. For the quarter ended March 31, 2013, revenue increased $405,000, or 2.5%, to $16.6 million. The Company's earnings before interest, taxes, depreciation, amortization, and non-cash expense associated with stock-based compensation ("Adjusted EBITDA") decreased $27,000, or 1.9%, to $1.4 million. Net income for the quarter ended March 31, 2013 decreased $67,000, or 21.9%, to $241,000 compared to $309,000 for the quarter ended March 31, 2012. Earnings per share decreased to $0.13 for the quarter ended March 31, 2013 compared to $0.17 for the quarter ended March 31, 2012.

As previously announced, in January 2013, the Company changed the operating strategy of its Vantage Dental Implant Center ("Vantage"). Vantage will no longer provide All-on-4™ services to its patients, and the Company has converted Vantage into a traditional Perfect Teeth specialty office providing oral surgery and endodontic services. For the quarter ended March 31, 2012, revenue from All-on-4™ services was approximately $200,000. The Company had no revenue from these services in the quarter ended March 31, 2013 because of the change in operating strategy.

The Company has signed a lease for a de novo office in the Loveland, Colorado market and anticipates this office will open early in the third quarter of 2013.

During the quarter ended March 31, 2013, the Company had capital expenditures of $492,000, paid out approximately $405,000 in dividends to its shareholders and decreased total bank debt outstanding by approximately $674,000. During the quarter ended March 31, 2013, the Company converted two of its offices to digital radiography.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. The Company currently manages 65 dental offices, of which 37 were acquired and 28 were de novo developments. The Company currently has 123 dentists. The Company operates its dental offices under the PERFECT TEETH® name.

The Company previously announced it would conduct a conference call to review results for the quarter ended March 31, 2013 on Thursday, May 9, 2013 at 9:00 a.m. MT. In addition to current operating results, the teleconference may include discussion of management's expectations of future financial and operating results. To participate in this conference call, dial in to 1-888-556-4997 and refer to Confirmation Code 9998560 approximately five minutes prior to the scheduled time. If you are unable to join the conference call on May 9, the rebroadcast number is 1-888-203-1112 with the pass code of 9998560. This rebroadcast will be available through May 23, 2013.

Non-GAAP Disclosures

This press release includes a non-GAAP financial measure with respect to Adjusted EBITDA. Please see below for more information regarding Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income.

Forward-Looking Statements

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding potential de novo offices and the Company's prospects and performance in future periods. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other risks and uncertainties are set forth in the reports filed by the Company with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer
(303) 691-0680

BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
	Quarters Ended
	March 31,
	2012		2013

REVENUE:	$ 16,199,687		$ 16,604,302

DIRECT EXPENSES:
Clinical salaries and benefits	9,137,850		9,712,539
Dental supplies	676,992		706,649
Laboratory fees	753,456		760,376
Occupancy	1,365,316		1,457,577
Advertising and marketing	675,562		362,827
Depreciation and amortization	649,562		819,881
General and administrative	1,209,468		1,210,900
	14,468,206		15,030,749

Contribution from dental offices	1,731,481		1,573,553

CORPORATE EXPENSES:
General and administrative	1,167,494	(1)	1,104,988	(1)
Depreciation and amortization	35,289		46,253

OPERATING INCOME	528,698		422,312
Interest expense, net	22,480		26,716

INCOME BEFORE INCOME TAXES	506,218		395,596
Income tax expense	197,424		154,282

NET INCOME	$ 308,794		$ 241,314

Net income per share of Common Stock - Basic	$ 0.17		$ 0.13

Net income per share of Common Stock - Diluted	$ 0.17		$ 0.13

Cash dividends per share of Common Stock	$ 0.22		$ 0.22

Weighted average number of shares of Common Stock and dilutive securities:

Basic	1,847,024		1,845,375

Diluted	1,859,522		1,857,088

(1)

Corporate expenses - general and administrative includes $232,765 of stock-based compensation expense pursuant to ASC Topic 718 for the quarter ended March 31, 2012 and $131,008 of stock-based compensation expense pursuant to ASC Topic 718 for the quarter ended March 31, 2013.

BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,
ASSETS	2012	2013
CURRENT ASSETS:
Cash and cash equivalents	$ 1,112,511	$ 808,886
Accounts receivable, net of allowance for doubtful accounts of approximately $304,000 and $288,000, respectively
	2,614,152	3,355,086
Notes Receivable	165,718	160,317
Deferred tax asset	205,693	243,641
Income Tax Receivable	442,630	-
Prepaid expenses and other assets	482,297	827,848

Total current assets	5,023,001	5,395,778

PROPERTY AND EQUIPMENT, net	7,894,333	7,745,186

OTHER NONCURRENT ASSETS:
Intangible assets, net	10,193,488	9,968,346
Deferred charges and other assets	158,316	158,316

Total assets	$ 23,269,138	$ 23,267,626

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 1,919,457	$ 1,896,828
Accrued expenses	1,640,076	1,583,816
Accrued payroll and related expenses	1,718,417	2,450,713
Income taxes payable	-	84,517
Current maturities of long-term debt	400,000	400,000

Total current liabilities	5,677,950	6,415,874

LONG-TERM LIABILITIES:
Deferred tax liability, net	2,997,808	2,916,643
Long-term debt, net of current maturities	6,074,042	5,400,000
Other long-term obligations	1,547,369	1,585,880

Total liabilities	16,297,169	16,318,397

SHAREHOLDERS' EQUITY:
Preferred Stock, no par value, 10,000,000 shares
authorized; none outstanding	-	-
Common Stock, no par value, 20,000,000 shares authorized; 1,842,402 and 1,851,598 shares issued and outstanding, respectively
	329,236	471,392
Retained earnings	6,642,733	6,477,837

Total shareholders' equity	6,971,969	6,949,229

Total liabilities and shareholders' equity	$ 23,269,138	$ 23,267,626

Reconciliation of Adjusted EBITDA

Adjusted EBITDA is not a U.S. generally accepted accounting principle ("GAAP") measure of performance or liquidity. However, the Company believes that it may be useful to an investor in evaluating the Company's ability to meet future debt service, capital expenditures and working capital requirements, and the Company uses Adjusted EBITDA for this purpose. Investors should not consider Adjusted EBITDA in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because Adjusted EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA to net income can be made by adding depreciation and amortization expense - Offices, depreciation and amortization expense – Corporate, stock-based compensation expense, interest expense, net and income tax expense to net income as in the table below.

	Quarters
	Ended March 31,
	2012	2013
RECONCILIATION OF EBITDA:
Net income	$308,794	$241,314
Add back:
Depreciation and amortization - Offices	649,562	819,881
Depreciation and amortization - Corporate	35,289	46,253
Stock-based compensation expense	232,765	131,008
Interest expense, net	22,480	26,716
Income tax expense	197,424	154,282

Adjusted EBITDA	$1,446,314	$1,419,454